UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2017

CONSORTEUM HOLDINGS, INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-53153	45-2671583
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1870 The Exchange, Suite 100 Atlanta, GA 30339
(Address of principal executive offices and Zip code)

(888) 603-5161

Registrant’s telephone number, including area code

6 – 14845 Yonge Street, Suite #348, Aurora, Ontario, Canada, L4G 6H8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) and (b) By letter dated March 31, 2016, RBSM LLP (“RBSM”) informed the Board of Directors of Consorteum Holdings, Inc. (the “Company”) and the Securities and Exchange Commission (the “Commission”) that the client-auditor relationship between the Company and RBSM had ceased. A copy of such letter is filed as Exhibit 99.1 hereto. The Company did not have the resources to retain any independent accountants to audit its financial statements for its fiscal years ended June 30, 2015, June 30, 2016 and June 30, 2017. In its reports on the Company’s financial statements for the fiscal years ended June 30, 2013 and June 30, 2014, RBSM had included a going concern qualification. The Company had no disagreements or differences of opinion with RBSM on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure during those years.

On August 25, 2017 (the “Retention Date”), the Company re-engaged RBSM as its independent accountants to audit its financial statements for its fiscal years ended June 30, 2015, June 30, 2016 and June 30, 2017. The decision to retain RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 23, 2017. The Company has no audit committee.

During the Company's three most recent fiscal years ended June 30, 2015, June 30, 2016 and June 30, 2017, and for all subsequent interim periods prior to the Retention Date, neither the Company nor anyone acting on its behalf consulted RBSM on any matter.

The Company has provided RBSM with a copy of this Current Report on Form 8-K and requested that RBSM review this disclosure and provide it with a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, the respects in which it does not agree. The Company has filed such letter as Exhibit 16.1 hereto.

Section 9 –Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1 Letter dated August 29, 2017 from RBSM to the Commission and the Company

99.1 Letter dated March 31, 2016 from RBSM to the Commission and the Company

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 29, 2017	CONSORTEUM HOLDINGS, INC.
a Nevada corporation

	By:	/s/ Craig Fielding
Craig Fielding Chairman and Chief Executive Officer

3